Exhibit 99.10

ASSIGNMENT OF COPYRIGHTS

This Agreement is made this      day of               , 2007, between The Standard Register Company, ("Assignor"), a corporation of the State of Ohio having a place of business at 600 Albany Street, Dayton, Ohio 45408, and Exped, LLC, ("Assignee"), a limited liability company organized under the laws of the State of Ohio, having a place of business at 6450 Sand Lake, Dayton, Ohio 45414.

WHEREAS Assignor is the owner of the Copyrights listed on the attached Schedule, (hereinafter, the “Works”); and

WHEREAS, Assignee desires to acquire the entire right, title and interest in and to the Works, together with the goodwill of the business in connection with which said Works are used.

Now, therefore, in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt of which is hereby acknowledged, Assignor hereby assigns and quitclaims to Assignee all right, title and interest that it has in and to the Works, including copyright therein and the right to bring suit for past infringement.  Upon Assignee's request, Assignor will execute, or cause to be executed, and deliver to Assignee all further documents, and will perform all other acts required to transfer to Assignee all rights to the Works, and to enable Assignee, at its expense, to register copyright in the name of Assignee under the laws of the United Sates and foreign countries.

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Assignor:

The Standard Register Company

By _______________________

Its _______________________

Date _______________________

State of Ohio

:

:  ss

County of

:

On this          day of                         , 2007, before me a Notary Public in and for the above County and State, personally appeared the above named ____________________, to me known to be the _______________________________of The Standard Register Company, and also known to me to be the person who executed the foregoing assignment on behalf of The Standard Register Company and who acknowledged to me that such entity executed the same.

________________________________

Notary Public

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SCHEDULE

Expedata® ASP Digital Writing Suite and Enterprise System

Expedata® Digital Pen and Paper Software and End User Software

Expedata® Signature Capture Application

Advertising: "You're already using a pen, this one just works harder." (Electronic Copy.)

Advertising: "Funny, it doesn't look like a database." (Electronic Copy.)

Advertising: "Enter Data"  (Electronic Copy, various versions.)

Advertising: "Capturing signatures has never been more rewarding." (Electronic Copy).

Brochure [BlackBerry]: "Peripheral Devises: Optimize Field Service." Eight pages. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Pen and Paper For Clinical Trials." 2005. Two pages. Form No. 1981. (Electronic Copy and published as web document entitled "Clinical Trials," at http://www.expedata.net/resource/collateral/ExpeDataClinicalTrialsBrochure.pdf.)

Brochure: "Pharmaceutical: Drug Sample Tracking Solutions." 2003. Four pages. Form No. 4125. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Print Capability." Four pages. Form No. 5487. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Writing ASP." 2005. Four pages. Form No. 5485-POD. (Electronic Copy and published as web document entitled "ExpeData Digital Writing ASP," at http://www.expedata.net/resource/collateral/ExpeDataDigitalWritingASPbrochure5485.pdf.)

Brochure: "Digital Solutions: ExpeData Digital Writing for Field Service." 2007. Two pages. Form No. 2590-POD. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Writing Solution Handwriting Interpretation Service." 2005. Two pages. Form No. 5482-POD. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Writing for Home Healthcare." 2007. Two pages. Form No. 2592-POD. (Electronic Copy.)

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Brochure: "Digital Solutions: ExpeData Digital Writing solutions." 2007. Four pages. Form No. 5467. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Pen and Paper." 2004. Two pages. Form No. 2239. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Writing and BlackBerry Solutions for Field Service. 2006. Two pages. Form No. 2851-POD. (Electronic Copy.)

Brochure: "Digital Solutions: ExpeData Digital Writing and BlackBerry Solutions for Healthcare." 2006. Two pages. Form No. 2852-POD. (Electronic Copy and published as web document entitled "ExpeData Digital Writing and BlackBerry Solutions for Healthcare," at http://www.expedata.net/resource/collateral/ExpeDataBlackBerryHealthcare.pdf.)

Brochure: "Digital Solutions: The ExpeData Signature Capture Solution for BlackBerry." 2006. Two pages. Form No. 2852-POD. (Electronic Copy and published as web document entitled "EDS06002 Tradeshow Broch9" at http://www.expedata.net/newsevents/documents/SignatureCapture_BlackBerry.pdf.

Brochure: "Digital Solutions: ExpeData Digital Writing Variable Data on Demand." 2005. Two pages. Form No. 5483-POD. (Electronic Copy and published as web document entitled "Variable Data," at http://www.expedata.net/resource/collateral/ExpeDataVariableDataOnDemandbrochure5483.pdf.)

Brochure: "ExpeData Digital Solutions: Crop Protection and Life Science Company." 2006. Three pages. Form 2853-POD. (Electronic Copy and published as web document entitled "EDS06007 Indigo Ice Case Study 5," at www.expedata.net/newsevents/documents/IndigoIceCaseStudy.pdf.)

Marketing/Article; InfoTrends White Paper: "Production Workflow Solutions Consulting Service." July 11, 2006. Nine pages. (Electronic Copy.)

Marketing/Article; White Paper: "Overcoming the Adoption Challenge; Enabling a More Productive and Customer-Focused Sales Force." 2005. Thirteen pages. (Electronic Copy.)

Advertising [Sprint]: "Mobile Public Worker - Digital Writing Solution: Write it down." 2006. One page. Form No. P065427. (Electronic Copy and published as web document entitled "Write it down. Write it once." at http://www.expedata.net/resource/collateral/Sprint-IBM_DigitalPen.pdf.)

Brochure [BlackBerry]: "Field Service Partners: Field Service at WES."

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